UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 7, 2005

STEWART & STEVENSON SERVICES, INC.
(Exact name of registrant as specified in its charter)

Texas

0-8493

74-1051605

(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

2707 North Loop West

Houston, Texas		77008
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 868-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement

DaimlerChrysler Off-Highway Holding GmbH and the Company have entered into a letter agreement extending the term of the Distributor Agreement with Stewart & Stevenson Services, Inc. to December 31, 2007.  The other terms and conditions of the Distributor Agreement remain the same.

Item 9.01.               Financial Statements and Exhibits

Exhibit Number	Description of Exhibit

Exhibit 99.1	DaimlerChrysler Off-Highway Holding GmbH Extension Letter, extending the term of the Distributor Agreement with Stewart & Stevenson Services, Inc. to December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

STEWART & STEVENSON SERVICES, INC.

Date: January 7, 2005	By:	/s/ John B. Simmons
	Name:	John B. Simmons
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	DaimlerChrysler Off-Highway Holding GmbH Extension Letter, extending the term of the Distributor Agreement with Stewart & Stevenson Services, Inc. to December 31, 2007.